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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 24, 2000, except for Note 13, as to which the date is September 29, 2000, in Amendment No. 4 to the Registration Statement (Form S-1) and related Prospectus of Motive Communications, Inc. for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas
November 13, 2000